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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report September 28, 2000


                         COMMISSION FILE NUMBER 1-13561


                         ENTERTAINMENT PROPERTIES TRUST
             (Exact name of registrant as specified in its charter)


              MARYLAND                                 43-1790877
     (State or other jurisdiction         (I.R.S. Employer Identification No.)
   of incorporation or organization)


      30 PERSHING ROAD, SUITE 201
         KANSAS CITY, MISSOURI                           64108
(Address of principal executive office)                (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (816) 472-1700


This report is being filed solely for the purpose of filing Exhibit 10.17.


Item 7. (C)  Exhibits


Exhibit No.       Description
-----------       -----------
10.17             Fourth Amendment to the Credit Agreement dated as of March 2,
                  1998 among Entertainment Properties Trust as Borrower and the Lenders party thereto.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        ENTERTAINMENT PROPERTIES TRUST


Dated: September 28, 2000               By /s/ Fred L. Kennon
                                           -------------------------------------
                                           Fred L. Kennon, Vice President --
                                           Chief Financial Officer Treasurer
                                           and Controller